UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 18, 2008
LINDSAY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13419	47-0554096

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2707 North 108th Street Suite 102 Omaha, Nebraska	68164

(Address of principal executive offices)	(Zip Code)
(402) 428-2131

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On February 18, 2008, Howard G. Buffett informed Lindsay Corporation (the “Company”) that he will not stand for re-election as a director when his term expires at the Company’s annual meeting in January 2010, citing increased demands on his time. A copy of the Company’s press release is filed herewith as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     99.1 Press Release, dated February 22, 2008, issued by the Company.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2008	LINDSAY CORPORATION
	By:	/s/ David Downing
David Downing, Senior Vice President and Chief Financial Officer